UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Diversified Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

OPPENHEIMER

DIVERSIFIED ALTERNATIVES FUND

ANNUAL REPORT 9.30.2013

Class A Shares

CUMULATIVE TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
Since Inception (12/28/12)	-2.62%	-8.22%	-1.98%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Performance Discussion

Since the Fund’s inception on December 28, 2012, its Class A shares (without sales charge) produced a return of -2.62%. In comparison, the Barclays U.S. Aggregate Bond Index returned -1.98%. The Fund’s decline occurred primarily over the second quarter of 2013 after the Federal Reserve (the “Fed”) hinted at a potential tapering of its quantitative easing program.

The Fund is intended as a solution for diversified exposure to alternative asset classes. We use a fund-of-funds structure (with no overlay fees) and invest in a variety of actively managed strategies. At period end, the Fund’s strategic allocation had roughly 21% allocated to Oppenheimer SteelPath Master MLP Fund, LLC, 20% to Oppenheimer Real Estate Fund, 15% to Oppenheimer Commodity Strategy Total Return Fund, 15% to Oppenheimer Gold & Special Minerals Fund, 15% to Oppenheimer Currency Opportunities Fund, 10% to Oppenheimer Global Multi Strategies Fund and 5% to Oppenheimer Short Duration Fund.1

MARKET OVERVIEW

From the inception of the Fund on December 28, 2012, through late May 2013, equity markets were boosted by accommodative policy measures taken by central banks around the globe. The Fed continued open-ended quantitative easing involving monthly purchases of mortgage-backed securities issued by U.S. government agencies, and the

COMPARISION OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Fund is invested in Class I shares of all underlying funds, except for Oppenheimer Short Duration Fund, where the Fund is invested in Y shares, and Oppenheimer SteelPath Master MLP Fund, LLC.

3        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

European Central Bank signaled its intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced massive quantitative easing.

At the end of May, market volatility picked up significantly across asset classes and interest rates began to rise as investors started anticipating that the Fed would taper its quantitative easing program later this year. The yield on the 10-year Treasury Note climbed significantly, starting at 1.63% on May 1 and reaching 2.99% in early September. However, later in September the Federal Open Market Committee (“FOMC”) surprised investors by declining to taper its quantitative easing program after all. As a result, market volatility eased and the yield on the 10-year Treasury Note finished the period at 2.61%.

In this type of market environment where central banks around the world are printing money, interest rates are stuck near zero and policymakers face budget deficits and unfunded entitlements, we believe a diversified approach to portfolio construction can help investors manage a host of macroeconomic risks that haven’t gone away.

FUND REVIEW

During the reporting period, the strongest performing holding was Oppenheimer SteelPath Master MLP Fund, LLC. This underlying fund invests in energy infrastructure master limited partnerships (MLPs), and may offer tax-advantaged price appreciation as well as a steady stream of income. After stepping aside at the end of 2012 to await resolution of the fiscal cliff, investors returned to this asset class in a search for distributions in a yield-starved world in early 2013, resulting in a strong rally. While MLPs experienced volatility after the Fed hinted at potential tapering in May, they started to recover when the Fed announced its no taper decision in September, and produced strong absolute results for the Fund since its inception. We believe investor interest in distributions remains strong and that MLPs are positioned to benefit from the infrastructure build-out necessary to bring both shale oil and gas to market.

Also performing positively for the Fund was its exposure to Oppenheimer Real Estate Fund. The underlying fund invests primarily in U.S. real estate investment trusts (“REITs”), which are specially structured companies that provide tax-efficient exposure to income-producing commercial real estate. REITs produced positive results in early 2013 as investors remained interested in attractive yields. While the Fed’s talk of tapering its quantitative easing program caused the REIT asset class to sell off sharply, the losses did not offset earlier gains. REITs also regained some ground after the Fed’s no taper decision. Investors generally remain interested in attractive yields and we believe the combination of an improving U.S.

4        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

economy, falling unemployment, growing demand for commercial real estate, tight supply and accommodative monetary policies should be positive for the asset class.

While all other underlying holdings produced negative absolute returns in this environment, the most significant detractor from performance was Oppenheimer Gold & Special Minerals Fund. This underlying fund invests in securities that provide exposure to gold and other valuable metals, with a heavy concentration in gold mining equities. After several years of rising prices in a bull market, gold fell during the period, causing investors to sell gold mining equities aggressively. For most of the period, gold was buffeted by severe crosswinds that included the Fed’s talk of tapering its quantitative easing program, rising real interest rates, a strengthening dollar, rising equity markets and a perception that tail risks in Europe have receded. However, the underlying fund did perform positively in the closing quarter of the period as gold prices reversed course and climbed, which was a key driver of performance for gold equities. While the precious metals sector has been under significant pressure year to date, we believe this de-rating has left the gold mining equities as attractively valued as they have ever been versus bullion in the last 30 years.

STRATEGY & OUTLOOK

In our view, the key macro factors that help drive performance of these asset classes remain firmly in place, including accommodative monetary policies in the U.S. and around the world, competitive currency debasement, near zero interest rates and geopolitical turmoil. At the same time, valuations for these assets classes are mixed. Investors now face a world of experimental monetary and fiscal policies, and we believe the potential unintended consequences of these policies could be greater than many appreciate. Furthermore, inflation as measured by the Consumer Price Index remains well behaved and below the Fed’s long-term target. Consequently, it is not surprising that we see minimal investor interest in hedging inflation today. Although volatility has been low for most of 2013, it can change abruptly, and with many of the major central banks either printing money or otherwise engaging in unconventional monetary policies, we believe interest in hedging inflation could rise dramatically over time.

MEET THE NEW PORTFOLIO MANAGER

In August 2013, Mark Hamilton was named portfolio manager of the Fund. Mr. Hamilton joined OppenheimerFunds on April 8, 2013, as Chief Investment Officer, Asset Allocation. Before joining OppenheimerFunds, Mr. Hamilton held various roles during his 19 year tenure at AllianceBernstein L.P. Most recently, he was an investment director on the Dynamic Asset Allocation portfolio management team. His responsibilities included managing investments in the global equity, bond, credit, currency and real asset sectors, directing global product design, and directing the development and implementation of dynamic asset allocation strategies for institutional, sub-advisory, retail

5        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

and private client channels. Mr. Hamilton previously served in roles as Head of the North American Blend team, Director of Fixed Income Plus Strategies, and Co-Head of the U.K. and European Fixed Income team at AllianceBernstein L.P. He holds an M.S. in finance and applied economics from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in international relations and political science from the University of Southern California.

Mark Hamilton Portfolio Manager

6        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Alternative Funds:	95.0%
Oppenheimer SteelPath Master MLP Fund, LLC	21.1
Oppenheimer Real Estate Fund, Cl. I	19.7
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	14.9
Oppenheimer Currency Opportunities Fund, Cl. I	14.8
Oppenheimer Gold & Special Minerals Fund, Cl. I	14.7
Oppenheimer Global Multi Strategies Fund, Cl. I	9.8
Domestic Fixed Income Fund:	5.0
Oppenheimer Short Duration Fund, Cl. Y	5.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total market value of investments.

7        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	Since Inception
Class A (ODAAX)	12/28/12	-2.62%
Class C (ODACX)	12/28/12	-3.54%
Class I (ODAIX)	12/28/12	-2.49%
Class N (ODANX)	12/28/12	-3.21%
Class Y (ODAYX)	12/28/12	-2.74%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	Since Inception
Class A (ODAAX)	12/28/12	-8.22%
Class C (ODACX)	12/28/12	-4.50%
Class I (ODAIX)	12/28/12	-2.49%
Class N (ODANX)	12/28/12	-4.18%
Class Y (ODAYX)	12/28/12	-2.74%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

8        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$ 1,000.00	$ 950.10	$ 4.21
Class C	1,000.00	944.80	10.44
Class I	1,000.00	951.30	3.18
Class N	1,000.00	946.10	8.43
Class Y	1,000.00	949.80	4.95

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.76	4.37
Class C	1,000.00	1,014.39	10.81
Class I	1,000.00	1,021.81	3.30
Class N	1,000.00	1,016.44	8.73
Class Y	1,000.00	1,020.00	5.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.86%
Class C	2.13
Class I	0.65
Class N	1.72
Class Y	1.01

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS September 30, 2013

	Shares	Value

Investment Companies—99.5%[1]
Alternative Funds—94.5%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	$1,018,788	$3,086,927

Oppenheimer Currency Opportunities Fund, Cl. I2	221,671	3,074,578

Oppenheimer Global Multi Strategies Fund, Cl. I	80,148	2,037,362

Oppenheimer Gold & Special Minerals Fund, Cl. I2	164,982	3,062,063

Oppenheimer Real Estate Fund, Cl. I	176,603	4,093,658

Oppenheimer SteelPath Master MLP Fund, LLC	358,190	4,394,989

		19,749,577

Domestic Fixed Income Funds—5.0%
Oppenheimer Short Duration Fund, Cl. Y	103,007	1,032,128
Total Investments, at Value (Cost $21,352,185)	99.5%	20,781,705

Assets in Excess of Other Liabilities	0.5	114,392

Net Assets	100.0%	$20,896,097

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 28, 2012 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares September 30, 2013

Oppenheimer Commodity Strategy Total Return Fund, Cl. I	—	1,041,247	22,459	1,018,788
Oppenheimer Currency Opportunities Fund, Cl. I	—	226,742	5,071	221,671
Oppenheimer Global Multi Strategies Fund, Cl. I	—	81,993	1,845	80,148
Oppenheimer Gold & Special Minerals Fund, Cl. I	—	168,381	3,399	164,982
Oppenheimer Real Estate Fund, Cl. I	—	180,582	3,979	176,603
Oppenheimer Short Duration Fund, Cl. Y	—	105,372	2,365	103,007
Oppenheimer SteelPath Master MLP Fund, LLC	—	387,264	29,074	358,190

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Footnotes to Statement of Investments Continued

	Value	Income		Realized Loss

Oppenheimer Commodity Strategy Total Return Fund, Cl. I	$3,086,927	$—		$6,410
Oppenheimer Currency Opportunities Fund, Cl. I	3,074,578	—		2,261
Oppenheimer Global Multi Strategies Fund, Cl. I	2,037,362	—		1,130
Oppenheimer Gold & Special Minerals Fund, Cl. I	3,062,063	—		33,408
Oppenheimer Real Estate Fund, Cl. I	4,093,658	62,874		9,202
Oppenheimer Short Duration Fund, Cl. Y	1,032,128	2,284		10
Oppenheimer SteelPath Master MLP Fund, LLC	4,394,989	125,303	[a]	1,949	[a]

	$20,781,705	$190,461		$54,370

a. Represents the amount allocated to the Fund from Oppenheimer SteelPath Master MLP Fund, LLC.

2. Non-income producing security.

        See accompanying Notes to Financial Statements.

13        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value—affiliated companies—see accompanying statement of investments (cost $21,352,185)	$20,781,705

Cash	179,504

Receivables and other assets:
Shares of beneficial interest sold	205,000
Dividends	23,843
Other	1,928

Total assets	21,191,980

Liabilities
Payables and other liabilities:
Investments purchased	259,095
Legal, auditing and other professional fees	25,063
Distribution and service plan fees	3,937
Shareholder communications	3,754
Transfer and shareholder servicing agent fees	2,156
Shares of beneficial interest redeemed	1,555
Trustees’ compensation	146
Dividends	130
Other	47

Total liabilities	295,883

Net Assets	$20,896,097

Composition of Net Assets
Par value of shares of beneficial interest	$2,156

Additional paid-in capital	21,453,936

Accumulated net investment income	67,927

Accumulated net realized loss on investments	(57,442)

Net unrealized depreciation on investments	(570,480)

Net Assets	$20,896,097

14        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,126,684 and 1,766,060 shares of beneficial interest outstanding)	$9.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.29

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,144,939 and 222,519 shares of beneficial interest outstanding)	$9.64

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,753 and 1,005 shares of beneficial interest outstanding)	$9.70

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $650,969 and 67,294 shares of beneficial interest outstanding)	$9.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $963,752 and 99,445 shares of beneficial interest outstanding)	$9.69

See accompanying Notes to Financial Statements

15        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF OPERATIONS For the Period Ended September 30, 2013[1]

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Steelpath Master MLP Fund, LLC:
Dividends	$125,150
Interest	153
Net expenses	(21,790)

Net investment income allocated from Oppenheimer Steelpath Master MLP Fund, LLC	103,513

Investment Income
Dividends from affiliated companies	65,158

Expenses
Distribution and service plan fees:
Class A	8,923
Class C	8,500
Class N	1,090

Transfer and shareholder servicing agent fees:
Class A	8,835
Class C	2,319
Class I	3
Class N	911
Class Y	554

Shareholder communications:
Class A	10,647
Class C	2,624
Class N	756
Class Y	991

Legal, auditing and other professional fees	57,486

Trustees’ compensation	212

Custodian fees and expenses	51

Other	2,883

Total expenses	106,785
Less waivers and reimbursements of expenses	(119)

Net expenses	106,666

Net Investment Income	62,005

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

16        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized loss on affiliated companies	$(52,421)

Net realized loss allocated from Oppenheimer Steelpath Master MLP Fund, LLC	(1,949)

Net realized loss	(54,370)

Net change in unrealized appreciation/depreciation on investments	(1,037,400)
Net change in unrealized appreciation/depreciation allocated from Oppenheimer SteelPath Master MLP Fund, LLC	466,920

Net change in unrealized appreciation/depreciation	(570,480)

Net Decrease in Net Assets Resulting from Operations	$(562,845)

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2013[1]

Operations
Net investment income	$62,005

Net realized loss	(54,370)

Net change in unrealized appreciation/depreciation	(570,480)

Net decrease in net assets resulting from operations	(562,845)

Dividends and/or Distributions to Shareholders
Tax return of capital:
Class A	(60,578)
Class C	(1,085)
Class I	(50)
Class N	(333)
Class Y	(2,518)

(64,564)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	17,584,231
Class C	2,204,681
Class I	50
Class N	656,800
Class Y	977,744
21,423,506

Net Assets
Total increase	20,796,097

Beginning of period	100,000[2]

End of period (including accumulated net investment income $67,927 for the period ended September 30, 2013)	$20,896,097

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Reflects the value of the Manager’s initial seed money invested on September 10, 2012.

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.05
Net realized and unrealized loss	(0.31)

Total from investment operations	(0.26)

Dividends and/or distributions to shareholders:
Tax return of capital	(0.04)

Net asset value, end of period	$9.70

Total Return, at Net Asset Value[3]	(2.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,126

Average net assets (in thousands)	$13,540

Ratios to average net assets:[4,5]
Net investment income	0.62%
Total expenses[6]	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%

Portfolio turnover rate	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2013	1.67%

See accompanying Notes to Financial Statements

19        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.03)
Net realized and unrealized loss	(0.32)

Total from investment operations	(0.35)

Dividends and/or distributions to shareholders:
Tax return of capital	(0.01)

Net asset value, end of period	$9.64

Total Return, at Net Asset Value[3]	(3.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,145

Average net assets (in thousands)	$1,131

Ratios to average net assets:[4,5]
Net investment loss	(0.47)%
Total expenses[6]	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%

Portfolio turnover rate	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2013	2.88%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class I	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.06
Net realized and unrealized loss	(0.31)

Total from investment operations	(0.25)

Dividends and/or distributions to shareholders:
Tax return of capital	(0.05)

Net asset value, end of period	$9.70

Total Return, at Net Asset Value[3]	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$10

Ratios to average net assets:[4,5]
Net investment income	0.79%
Total expenses[6]	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%

Portfolio turnover rate	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2013	1.44%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Net realized and unrealized loss	(0.32)

Total from investment operations	(0.32)

Dividends and/or distributions to shareholders:
Tax return of capital	(0.01)

Net asset value, end of period	$9.67

Total Return, at Net Asset Value[4]	(3.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$651

Average net assets (in thousands)	$298

Ratios to average net assets:[5,6]
Net investment loss	(0.05)%
Total expenses[7]	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%

Portfolio turnover rate	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2013	2.51%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class Y	Period Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized loss	(0.31)

Total from investment operations	(0.27)

Dividends and/or distributions to shareholders:
Tax return of capital	(0.04)

Net asset value, end of period	$9.69

Total Return, at Net Asset Value[3]	(2.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$964

Average net assets (in thousands)	$450

Ratios to average net assets:[4,5]
Net investment income	0.58%
Total expenses[6]	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%

Portfolio turnover rate	5%

1. For the period from December 28, 2012 (commencement of operations) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended September 30, 2013	1.83%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. The Fund commenced operations December 28, 2012. As of September 30, 2013, approximately 46% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

24        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of a minimum of forty Master Limited Partnerships (“MLPs”). These securities represent limited partnership interests in energy infrastructure assets.

The Fund’s investment in the MLP Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$—	$507,138

1. As of September 30, 2013, the Fund elected to defer $52,800 of late year ordinary losses.

2. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and

25        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$67,414	$70,486	$3,072

The tax character of distributions paid during the period ended September 30, 2013 was as follows:

Period Ended September 30, 2013

Distributions paid from:
Return of capital	$ 64,564

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$21,288,843

Gross unrealized appreciation	$688,356
Gross unrealized depreciation	(1,195,494)

Net unrealized depreciation	$(507,138)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ

26        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

27        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

28        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

2. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange).

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.).

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$16,386,716	$4,394,989	$—	$20,781,705

Total Assets	$16,386,716	$4,394,989	$—	$20,781,705

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended September 30, 2013[1,2]
	Shares	Amount

Class A
Sold	1,844,788	$18,412,733
Dividends and/or distributions reinvested	6,260	60,131
Redeemed	(90,988)	(888,633)

Net increase	1,760,060	$17,584,231

Class C
Sold	257,929	$2,557,191
Dividends and/or distributions reinvested	110	1,048
Redeemed	(36,520)	(353,558)

Net increase	221,519	$2,204,681

Class I
Sold	—	$—
Dividends and/or distributions reinvested	5	50
Redeemed	—	—

Net increase	5	$50

Class N
Sold	72,271	$715,105
Dividends and/or distributions reinvested	35	333
Redeemed	(6,012)	(58,638)

Net increase	66,294	$656,800

Class Y
Sold	110,846	$1,101,857
Dividends and/or distributions reinvested	262	2,518
Redeemed	(12,663)	(126,631)

Net increase	98,445	$977,744

1. For the period December 28, 2012 (commencement of operations) to September 30, 2013.

2. The fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class N, and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2012.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$22,080,387	$731,157

30        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investments in the Underlying Funds, as a percentage of average daily net assets of the Fund for the period ended September 30, 2013 was 0.64%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect management fees (after all applicable waivers) collected by the Manager from the Fund’s investments in the Underlying Funds. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently

31        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$14,226
Class N	2,600

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$25,657	$966	$422	$39

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

32        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

5. Fees and Other Transactions with Affiliates (Continued)

During the period ended September 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class N	$119

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

33        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

34        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Diversified Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Diversified Alternatives Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 28, 2012 (commencement of operations) to September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Diversified Alternatives Fund as of September 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from December 28, 2012 (commencement of operations) to September 30, 2013, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

35        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

36        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

At a meeting held on November 29, 2012, the Board approved an investment advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Board also approved an advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”) (“OFI Global” and “OFI” together the “Managers”) and a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”) in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements.

In approving the Fund’s Agreements, the Board considered information provided by the Managers on the following factors: (i) the nature, quality and extent of the Managers’ services to be provided, (ii) the fees and other projected expenses of the Fund, including estimated and comparative expense information, (iii) whether economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (iv) other benefits that the Managers may receive from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Sub-Adviser’s duties will include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who will provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Alan Gilston,

37        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

the portfolio manager for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Managers as trustees of other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with other funds managed by the Managers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations, and resources, that the Fund will benefit from the services provided under the Agreements.

Costs of Services by the Adviser. The Board reviewed the expenses that will be borne by the Fund. The Board noted that the Fund will not pay a direct management fee but that the Fund will indirectly bears its share of the management fees of the Underlying Funds. The Board considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“expense peer group”). The Board noted that the expenses the Fund will bear were competitive with those of its expense peer group. The Board also noted that there were no funds advised by the Adviser that have comparable investment strategies to the Fund’s investment strategies.

Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreements.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ expected costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature at this time to consider economies of scale as a factor in approving the Agreements, but noted that economies of scale could be realized by the Fund as a result of its investments in Underlying Funds that have investment advisory agreements with breakpoints.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of their relationship with the Fund, including compensation paid to the Managers’ and their affiliates for providing services to the Underlying Funds. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements in light of all the surrounding circumstances.

38        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2012) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2012) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

40        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Matthew P. Fink, Trustee (since 2012) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 2012) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University

41        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	(1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2012) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2012) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has

42        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Joanne Pace, Continued	served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2012) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2012) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2012) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

43        OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2012) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton and Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mark Hamilton, Vice President (since 2012) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2012) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2012) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2012) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2012) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1132.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $17,600 in fiscal 2013 and no such fees in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and no such fees in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Diversified Alternatives Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013